Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net sales	$6,045	$6,252	$10,929	$10,853
Cost of goods sold	3,137	3,323	5,908	6,047
Research and development expense	329	296	645	564
Selling, general and administrative expenses	1,045	1,017	1,771	1,752
Amortization of intangibles	174	179	334	358
Restructuring and asset related charges - net	60	143	93	148
Other income (expense) - net	(134)	49	(205)	66
Interest expense	82	16	113	25
Income (loss) from continuing operations before income taxes	1,084	1,327	1,860	2,025
Provision for (benefit from) income taxes on continuing operations	204	325	373	446
Income (loss) from continuing operations after income taxes	880	1,002	1,487	1,579
Income (loss) from discontinued operations after income taxes	(163)	(30)	(171)	(40)

Net income (loss)	717	972	1,316	1,539

Net income (loss) attributable to noncontrolling interests	3	3	7	6

Net income (loss) attributable to Corteva	$714	$969	$1,309	$1,533

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$1.23	$1.38	$2.08	$2.17
Basic earnings (loss) per share of common stock from discontinued operations	(0.23)	(0.04)	(0.24)	(0.06)
Basic earnings (loss) per share of common stock	$1.00	$1.34	$1.84	$2.11

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$1.23	$1.37	$2.07	$2.16
Diluted earnings (loss) per share of common stock from discontinued operations	(0.23)	(0.04)	(0.24)	(0.05)
Diluted earnings (loss) per share of common stock	$1.00	$1.33	$1.83	$2.11

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	710.8	723.0	711.8	724.9
Diluted	713.7	726.7	714.8	728.6

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2023	December 31, 2022	June 30, 2022
Assets
Current assets
Cash and cash equivalents	$2,563	$3,191	$2,401
Marketable securities	53	124	254
Accounts and notes receivable – net	7,955	5,701	6,947
Inventories	5,628	6,811	4,184
Other current assets	1,008	968	978
Total current assets	17,207	16,795	14,764
Investment in nonconsolidated affiliates	83	102	93
Property, plant and equipment	8,797	8,551	8,532
Less: Accumulated depreciation	4,491	4,297	4,232
Net property, plant and equipment	4,306	4,254	4,300
Goodwill	10,539	9,962	9,987
Other intangible assets	9,985	9,339	9,673
Deferred income taxes	524	479	449
Other assets	1,545	1,687	1,640
Total Assets	$44,189	$42,618	$40,906

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3,023	$24	$712
Accounts payable	3,379	4,895	3,567
Income taxes payable	396	183	383
Deferred revenue	656	3,388	740
Accrued and other current liabilities	2,892	2,254	2,454
Total current liabilities	10,346	10,744	7,856
Long-term debt	2,290	1,283	1,283
Other noncurrent liabilities
Deferred income tax liabilities	1,134	1,119	1,165
Pension and other post employment benefits - noncurrent	2,236	2,255	2,838
Other noncurrent obligations	1,722	1,676	1,693
Total noncurrent liabilities	7,382	6,333	6,979

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2023 - 709,516,000; December 31, 2022 - 713,419,000; and June 30, 2022 - 719,320,000	7	7	7
Additional paid-in capital	27,877	27,851	27,795
Retained earnings	1,013	250	1,252
Accumulated other comprehensive income (loss)	(2,677)	(2,806)	(3,223)
Total Corteva stockholders' equity	26,220	25,302	25,831
Noncontrolling interests	241	239	240
Total equity	26,461	25,541	26,071
Total Liabilities and Equity	$44,189	$42,618	$40,906

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2023	2022
Operating activities

Net income (loss)	$1,316	$1,539
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	593	609
Provision for (benefit from) deferred income tax	(171)	(79)
Net periodic pension and OPEB (credits) costs	71	(138)
Pension and OPEB contributions	(91)	(113)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(1)	(1)
Restructuring and asset related charges - net	93	148
Other net loss	192	99
Changes in assets and liabilities, net
Accounts and notes receivable	(1,899)	(2,331)
Inventories	1,320	905
Accounts payable	(1,558)	(488)
Deferred revenue	(2,758)	(2,450)
Other assets and liabilities	394	679
Cash provided by (used for) operating activities	(2,499)	(1,621)
Investing activities
Capital expenditures	(250)	(318)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	34	12
Acquisitions of businesses - net of cash acquired	(1,463)	—
Investments in and loans to nonconsolidated affiliates	(4)	(6)
Purchases of investments	(7)	(236)
Proceeds from sales and maturities of investments	106	93
Proceeds from settlement of net investment hedge	42	—
Other investing activities, net	(2)	20
Cash provided by (used for) investing activities	(1,544)	(435)
Financing activities
Net change in borrowings (less than 90 days)	885	325
Proceeds from debt	3,427	772
Payments on debt	(372)	(204)
Repurchase of common stock	(332)	(600)
Proceeds from exercise of stock options	26	62
Dividends paid to stockholders	(213)	(203)
Other financing activities, net	(42)	(46)
Cash provided by (used for) financing activities	3,379	106
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	9	(116)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(655)	(2,066)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,618	4,836
Cash, cash equivalents and restricted cash equivalents at end of period	$2,963	$2,770

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2023	2022	2023	2022
Corn	$2,673	$2,222	$4,652	$4,152
Soybean	1,255	1,308	1,524	1,480
Other oilseeds	194	246	495	523
Other	142	171	288	316
Seed	$4,264	$3,947	$6,959	$6,471

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2023	2022	2023	2022
Herbicides	$986	$1,224	$2,228	$2,429
Insecticides	331	494	740	912
Fungicides	252	448	611	752
Other	212	139	391	289
Crop Protection	$1,781	$2,305	$3,970	$4,382

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2023	2022	2023	2022
North America [1]	$3,696	$3,235	$5,019	$4,419
EMEA [2]	231	359	1,243	1,285
Latin America	208	206	467	529
Asia Pacific	129	147	230	238
Rest of World [3]	568	712	1,940	2,052
Net Sales	$4,264	$3,947	$6,959	$6,471

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2023	2022	2023	2022
North America [1]	$623	$843	$1,502	$1,664
EMEA [2]	483	499	1,284	1,155
Latin America	400	627	693	954
Asia Pacific	275	336	491	609
Rest of World [3]	1,158	1,462	2,468	2,718
Net Sales	$1,781	$2,305	$3,970	$4,382

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023		2023
Net Sales (GAAP)	$6,045		$10,929
Add: Impacts from Currency and Portfolio / Other[4]	(33)		142
Organic Sales (Non-GAAP)	$6,012		$11,071

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2023	2022	2023	2022
Seed	$1,458	$1,240	$2,110	$1,809
Crop Protection	320	509	923	1,000
Corporate Expenses	(32)	(30)	(56)	(51)
Operating EBITDA (Non-GAAP)	$1,746	$1,719	$2,977	$2,758

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Income (loss) from continuing operations after income taxes (GAAP)	$880	$1,002	$1,487	$1,579
Provision for (benefit from) income taxes on continuing operations	204	325	373	446
Income (loss) from continuing operations before income taxes (GAAP)	1,084	1,327	1,860	2,025
Depreciation and amortization	306	302	593	609
Interest income	(54)	(24)	(94)	(39)
Interest expense	82	16	113	25
Exchange (gains) losses[1]	104	36	140	83
Non-operating (benefits) costs[2]	44	(60)	87	(125)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	63	(33)	78	3
Significant items (benefit) charge[3]	117	155	200	177
Operating EBITDA (Non-GAAP)	$1,746	$1,719	$2,977	$2,758

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.
4.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2023 vs. Q2 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$241	6%	$265	6%	9%	(3)%	(1)%	1%
EMEA[2]	(144)	(17)%	(154)	(18)%	15%	(33)%	(4)%	5%
Latin America	(225)	(27)%	(300)	(36)%	3%	(39)%	(1)%	10%
Asia Pacific	(79)	(16)%	(51)	(11)%	6%	(17)%	(5)%	—%
Rest of World	(448)	(21)%	(505)	(23)%	8%	(31)%	(3)%	5%
Total	$(207)	(3)%	$(240)	(4)%	9%	(13)%	(1)%	2%

SEED
	Q2 2023 vs. Q2 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$461	14%	$489	15%	11%	4%	(1)%	—%
EMEA[2]	(128)	(36)%	(131)	(36)%	22%	(58)%	(8)%	8%
Latin America	2	1%	1	—%	14%	(14)%	1%	—%
Asia Pacific	(18)	(12)%	(7)	(5)%	10%	(15)%	(7)%	—%
Rest of World	(144)	(20)%	(137)	(19)%	17%	(36)%	(5)%	4%
Total	$317	8%	$352	9%	12%	(3)%	(2)%	1%

CROP PROTECTION
	Q2 2023 vs. Q2 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(220)	(26)%	$(224)	(27)%	3%	(30)%	—%	1%
EMEA	(16)	(3)%	(23)	(5)%	10%	(15)%	—%	2%
Latin America	(227)	(36)%	(301)	(48)%	(1)%	(47)%	(1)%	13%
Asia Pacific	(61)	(18)%	(44)	(13)%	4%	(17)%	(5)%	—%
Rest of World	(304)	(21)%	(368)	(25)%	4%	(29)%	(2)%	6%
Total	$(524)	(23)%	$(592)	(26)%	3%	(29)%	(1)%	4%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2023 vs. Q2 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$451	20%	$471	21%	14%	7%	(2)%	1%
Soybeans	(53)	(4)%	(45)	(3)%	8%	(11)%	(1)%	—%
Other oilseeds[2]	(52)	(21)%	(49)	(20)%	17%	(37)%	(5)%	4%
Other	(29)	(17)%	(25)	(15)%	4%	(19)%	(2)%	—%
Total	$317	8%	$352	9%	12%	(3)%	(2)%	1%

CROP PROTECTION PRODUCT LINE
	Q2 2023 vs. Q2 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(238)	(19)%	$(217)	(18)%	3%	(21)%	(1)%	—%
Insecticides	(163)	(33)%	(151)	(31)%	—%	(31)%	(1)%	(1)%
Fungicides	(196)	(44)%	(190)	(42)%	6%	(48)%	(2)%	—%
Other	73	53%	(34)	(24)%	6%	(30)%	—%	77%
Total	$(524)	(23)%	$(592)	(26)%	3%	(29)%	(1)%	4%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2023 vs. First Half 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$438	7%	$471	8%	9%	(1)%	(1)%	—%
EMEA[2]	87	4%	249	10%	22%	(12)%	(10)%	4%
Latin America	(323)	(22)%	(435)	(29)%	5%	(34)%	—%	7%
Asia Pacific	(126)	(15)%	(67)	(8)%	7%	(15)%	(7)%	—%
Rest of World	(362)	(8)%	(253)	(5)%	14%	(19)%	(6)%	3%
Total	$76	1%	$218	2%	11%	(9)%	(3)%	2%

SEED
	First Half 2023 vs. First Half 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$600	14%	$631	14%	10%	4%	—%	—%
EMEA[2]	(42)	(3)%	42	3%	27%	(24)%	(12)%	6%
Latin America	(62)	(12)%	(77)	(15)%	15%	(30)%	3%	—%
Asia Pacific	(8)	(3)%	16	7%	13%	(6)%	(10)%	—%
Rest of World	(112)	(5)%	(19)	(1)%	22%	(23)%	(8)%	4%
Total	$488	8%	$612	9%	14%	(5)%	(3)%	2%

CROP PROTECTION
	First Half 2023 vs. First Half 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(162)	(10)%	$(160)	(10)%	5%	(15)%	(1)%	1%
EMEA	129	11%	207	18%	16%	2%	(8)%	1%
Latin America	(261)	(27)%	(358)	(38)%	(1)%	(37)%	—%	11%
Asia Pacific	(118)	(19)%	(83)	(14)%	5%	(19)%	(5)%	—%
Rest of World	(250)	(9)%	(234)	(9)%	7%	(16)%	(4)%	4%
Total	$(412)	(9)%	$(394)	(9)%	7%	(16)%	(3)%	3%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	First Half 2023 vs. First Half 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$500	12%	$598	14%	15%	(1)%	(3)%	1%
Soybeans	44	3%	53	4%	7%	(3)%	(1)%	—%
Other oilseeds[2]	(28)	(5)%	(14)	(3)%	23%	(26)%	(9)%	7%
Other	(28)	(9)%	(25)	(8)%	10%	(18)%	(1)%	—%
Total	$488	8%	$612	9%	14%	(5)%	(3)%	2%

CROP PROTECTION PRODUCT LINE
	First Half 2023 vs. First Half 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(201)	(8)%	$(129)	(5)%	6%	(11)%	(3)%	—%
Insecticides	(172)	(19)%	(124)	(14)%	6%	(20)%	(4)%	(1)%
Fungicides	(141)	(19)%	(109)	(14)%	9%	(23)%	(5)%	—%
Other	102	35%	(32)	(11)%	5%	(16)%	(1)%	47%
Total	$(412)	(9)%	$(394)	(9)%	7%	(16)%	(3)%	3%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Seed	$(58)	$(138)	$(64)	$(143)
Crop Protection	(58)	(2)	(129)	(17)
Corporate	(1)	(15)	(7)	(17)
Total significant items before income taxes	$(117)	$(155)	$(200)	$(177)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2023	2022	2023	2022	2023	2022
1st Quarter
Restructuring and asset related charges, net[1]	$(33)	$(5)	$(25)	$(3)	$(0.03)	$—
Estimated settlement expense[2]	(49)	(17)	(37)	(13)	(0.05)	(0.02)
Inventory write-offs[3]	(4)	—	(4)	—	(0.01)	—
Gain (loss) on sale of assets and equity investments[3]	3	—	1	—	—	—
Seed sale associated with Russia Exit[3]	19	—	14	—	0.02	—
Acquisition-related costs[4]	(19)	—	(17)	—	(0.02)	—
1st Quarter — Total	$(83)	$(22)	$(68)	$(16)	$(0.09)	$(0.02)

2nd Quarter
Restructuring and asset related charges, net [1]	$(60)	$(143)	$(45)	$(116)	$(0.06)	$(0.16)
Estimated settlement expense[2]	(41)	—	(31)	—	(0.04)	—
Inventory write-offs [3]	(3)	(1)	(3)	(1)	—	—
Loss on sale of equity investments [3]	—	(5)	—	(4)	—	(0.01)
Seed sale associated with Russia Exit[3]	(1)	—	(1)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	—	(6)	—	(6)	—	(0.01)
Acquisition-related costs[4]	(15)	—	(12)	—	(0.02)	—
Employee Retention Credit[5]	3	—	2	—	—	—
Income tax items[6]	—	—	29	—	0.04	—
2nd Quarter — Total	$(117)	$(155)	$(61)	$(127)	$(0.09)	$(0.18)

Year-to-date Total [7]	$(200)	$(177)	$(129)	$(143)	$(0.18)	$(0.20)

1.Second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(60) and $(33), respectively. The charges primarily relate to a $(52) and $(16) charge for the second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits and a $(7) and $(11) charge for the first and second quarter, respectively, associated with the 2022 Restructuring Actions.

Second and first quarter 2022 included restructuring and asset related benefits (charges) of $(143) and $(5), respectively. The charges primarily related to a $(56) charge for the second quarter associated with the 2022 Restructuring Actions and a $(93) and $(6) charge for the second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.Second and first quarter 2023 included estimated Lorsban® related charges of $(41) and $(49), respectively. First quarter 2022 included estimated Lorsban® related charges of $(17).

3.Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second quarter 2023 also includes a charge of $(3) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
Second quarter 2022 included a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions relating to inventory write-offs associated with the Russia Exit, loss on the sale of the Company's interest in an equity investment and settlement costs associated with the Russia Exit, respectively.

4.Second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

5.Second quarter 2023 includes a benefit of $3 relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

6.Second quarter 2023 includes a tax benefit of $29 related to the impact of changes to deferred taxes associated with a tax currency change for a legal entity and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S..

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended June 30,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$877	$999	$1.23	$1.37
Less: Non-operating benefits (costs), after tax [1]	(35)	43	(0.04)	0.06
Less: Amortization of intangibles (existing as of Separation), after tax	(118)	(138)	(0.17)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(48)	26	(0.07)	0.04
Less: Significant items benefit (charge), after tax	(61)	(127)	(0.09)	(0.18)
Operating Earnings (Loss) (Non-GAAP)	$1,139	$1,195	$1.60	$1.64

	Six Months Ended June 30,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,480	$1,573	$2.07	$2.16
Less: Non-operating benefits (costs), after tax [1]	(68)	92	(0.10)	0.13
Less: Amortization of intangibles (existing as of Separation), after tax	(236)	(277)	(0.33)	(0.38)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(59)	(2)	(0.08)	—
Less: Significant items benefit (charge), after tax	(129)	(143)	(0.18)	(0.20)
Operating Earnings (Loss) (Non-GAAP)	$1,972	$1,903	$2.76	$2.61

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating EBITDA (Non-GAAP)[1]	$1,746	$1,719	$2,977	$2,758
Depreciation	(132)	(123)	(259)	(251)
Amortization of intangibles (post Separation)	(19)	(2)	(25)	(2)
Interest Income	54	24	94	39
Interest Expense	(82)	(16)	(113)	(25)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(334)	(348)	(579)	(516)
Base income tax rate from continuing operations (Non-GAAP)[1]	21.3%	21.7%	21.7%	20.5%
Exchange gains (losses), after tax[2]	(91)	(56)	(116)	(94)
Net (income) loss attributable to non-controlling interests	(3)	(3)	(7)	(6)
Operating Earnings (Loss) (Non-GAAP)[1]	$1,139	$1,195	$1,972	$1,903
Diluted Shares (in millions)	713.7	726.7	714.8	728.6
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$1.60	$1.64	$2.76	$2.61

1.     Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Income (loss) from continuing operations before income taxes (GAAP)	$1,084	$1,327	$1,860	$2,025
Add: Significant items (benefit) charge [1]	117	155	200	177
Non-operating (benefits) costs	44	(60)	87	(125)
Amortization of intangibles (existing as of Separation)	155	177	309	356
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	63	(33)	78	3
Less: Exchange gains (losses)[2]	(104)	(36)	(140)	(83)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,567	$1,602	$2,674	$2,519

Provision for (benefit from) income taxes on continuing operations (GAAP)	$204	$325	$373	$446
Add: Tax benefits on significant items (benefit) charge[1]	56	28	71	34
Tax expenses on non-operating (benefits) costs	9	(17)	19	(33)
Tax benefits on amortization of intangibles (existing as of Separation)	37	39	73	79
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	15	(7)	19	1
Tax benefits on exchange gains (losses)[2]	13	(20)	24	(11)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$334	$348	$579	$516

Effective income tax rate (GAAP)	18.8%	24.5%	20.1%	22.0%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	3.0%	(1.1)%	1.8%	(0.4)%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	21.9%	23.4%	21.8%	21.6%
Exchange gains (losses), net effect[2]	(0.5)%	(1.7)%	(0.2)%	(1.1)%
Base income tax rate from continuing operations (Non-GAAP)	21.3%	21.7%	21.7%	20.5%

1. See page A-10 for further detail on the Significant Items.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(48)	$(46)	$(78)	$(40)
Local tax (expenses) benefits	(1)	(17)	8	(21)
Net after tax impact from subsidiary exchange gains (losses)	$(49)	$(63)	$(70)	$(61)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$(56)	$10	$(62)	$(43)
Tax (expenses) benefits	14	(3)	16	10
Net after tax impact from hedging program exchange gains (losses)	$(42)	$7	$(46)	$(33)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(104)	$(36)	$(140)	$(83)
Tax (expenses) benefits	13	(20)	24	(11)
Net after tax exchange gains (losses)	$(91)	$(56)	$(116)	$(94)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."